                                                                     EXHIBIT 3.5

Form BCA 2.10                           ARTICLES OF INCORPORATION

  (Rev. Jan. 1995)               This space for use by Secretary of State      SUBMIT IN DUPLICATE!

George H. Ryan
Secretary of State                              FILED                         THIS SPACE FOR USE BY
Department of Business Services                                                 SECRETARY OF STATE
Springfield, IL 62756                         JUL 17 1997
                                            GEORGE H. RYAN
                                          SECRETARY OF STATE               Date              7-17-97
Payment must be made by certi-
fied check, cashier's check,                                               Franchise Tax  $    25.00
Illinois attorney's check,                                                 Filing Fee     $    75.00
Illinois C.P.A.'s check or
money order, payable to                                                    Approved:          100.00
"Secretary of State."                                                                 PAID
                                                                                   JUL 17 1997

1.  CORPORATE NAME:               Solo Management Company


   -------------------------------------------------------------------------------------------------------
    (The corporate name must contain the word "corporation", "company," "incorporated," "limited" or an abbreviation thereof.)

2.  Initial Registered Agent:     Shayle                        P.                          Fox
                                 -------------------------------------------------------------------------
                                        FIRST NAME              MIDDLE INITIAL              LAST NAME

    Initial Registered Office:                            311 S. Wacker Dr., Suite 6200
                                 -------------------------------------------------------------------------
                                          NUMBER                    STREET                   SUITE #

                                   Chicago                       60606-6622                Cook
                                 -------------------------------------------------------------------------
                                           CITY                   ZIP CODE                 COUNTY

3.  Purpose or purposes for which the corporation is organized:
    (If not sufficient space to cover this point, add one or more sheets of this size.)

    To engage in any and all business for which entities may be incorporated under the Illinois Business Corporation Act of 1983, as amended.

4.  Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

                Par Value         Number of Shares         Number of Shares         Consideration to be
    Class       per Share            Authorized          Proposed to be Issued       Received Therefor
    ------------------------------------------------------------------------------------------------------
    Common    $ No Par Value      10,000                       1,000                    $ 1,000.00

    ______________________________________________________________________________________________________

    ______________________________________________________________________________________________________

    ______________________________________________________________________________________________________
                                                                                TOTAL = $ 1,000.00

    Paragraph 2: The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
    (If not sufficient space to cover this point, add one or more sheets of this size.)

                                                                  EXPEDITED

N/A                                                              JUL 17 1997

5950-666-8                                                    SECRETARY OF STATE

                                     (over)

5.  OPTIONAL: (a) Number of directors constituting the initial board of directors of the corporation: _________________.
              (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

              Name                       Residential Address                         City, State, ZIP
              --------------------------------------------------------------------------------------------

              ____________________________________________________________________________________________

              ____________________________________________________________________________________________

              ____________________________________________________________________________________________

              ____________________________________________________________________________________________

6.  OPTIONAL: (a) It is estimated that the value of all property to be owned by the corporation for the following
                  year wherever located will be:                      $_________

              (b) It is estimated that the value of the property
                  to be located within the State of Illinois
                  during the following year will be:                  $_________

              (c) It is estimated that the gross amount of
                  business that will be transacted by the
                  corporation during the following year will be:      $_________

              (d) It is estimated that the gross amount of
                  business that will be transacted from places of
                  business in the State of Illinois during the
                  following year will be:                             $_________

7.  OPTIONAL: OTHER PROVISIONS
              Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

--------------------------------------------------------------------------------
8.                     NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

       The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated      7-14                                 , 1997
          -------------------------------------     ------

                 SIGNATURE AND NAME                                          ADDRESS
1.   /s/ Shayle P. Fox                               1.  311 S. Wacker Dr., Ste. 6200
    ---------------------------------------------        -------------------------------------------------
     SIGNATURE                                            STREET

     Shayle P. Fox                                        Chicago               IL          60606-6622
    ---------------------------------------------        -------------------------------------------------
    (TYPE OR PRINT NAME)                                 CITY/TOWN            STATE          ZIP CODE

2.                                                   2.
    ---------------------------------------------        -------------------------------------------------
    SIGNATURE                                            STREET

    ---------------------------------------------        -------------------------------------------------
    (TYPE OR PRINT NAME)                                 CITY/TOWN            STATE          ZIP CODE

3.                                                   3.
    ---------------------------------------------        -------------------------------------------------
    SIGNATURE                                            STREET

    ---------------------------------------------        -------------------------------------------------
    (TYPE OR PRINT NAME)                                 CITY/TOWN            STATE          ZIP CODE

(Signatures must be in BLACK INK on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)
NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by its president or vice president and verified by him, and attested by its secretary or assistant secretary.

                                  FEE SCHEDULE

- The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in-capital represented in this state, with a minimum of $25.
-   The filing fee is $75.
-   The MINIMUM TOTAL DUE (franchise tax + filing fee) is $100.
    (Applies when the Consideration to be Received as set forth in Item 4 does not exceed $16,667)
- The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.
Illinois Secretary of State                 Springfield, IL 62756
Department of Business Services             Telephone (217) 782-9522 or 782-9523
C-162.18

File # 59506668

Form BCA-5.10
   NFP-105.10
    (REV. JAN. 1999)

Jesse White                                           SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services                      THIS SPACE FOR USE BY
Springfield, IL 62756                                  SECRETARY OF STATE
Telephone (217) 782-3647
http://www.sos.state.il.us                      Date

        STATEMENT OF                            Filing Fee     $ 5
           CHANGE
    OF REGISTERED AGENT                         Approved:
     AND/OR REGISTERED
           OFFICE                               REMIT PAYMENT IN CHECK OR MONEY
                                                ORDER, PAYABLE TO "SECRETARY OF
                                                STATE."

                        Type or print in black ink only.
                       See reverse side for signature(s).

1.  CORPORATE NAME:                Solo Management Company

2.  STATE OR COUNTRY OF INCORPORATION:  Illinois

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (BEFORE CHANGE):

          Registered Agent     Shayle                       P.                        Fox
                               ---------------------------------------------------------------------------
                               FIRST NAME                   MIDDLE INITIAL            LAST NAME

          Registered Office    55 W. Monroe St., #800
                               ---------------------------------------------------------------------------
                               NUMBER          STREET       SUITE NO. (A P.O. BOX ALONE IS NOT ACCEPTABLE)

                               Chicago                      60603-5004                Cook
                               ---------------------------------------------------------------------------
                               CITY                         ZIP CODE                  COUNTY

4. Name and address of the registered agent and registered office shall be (AFTER ALL CHANGES HEREIN REPORTED):

          Registered Agent     Shayle                       P.                        Fox
                               ---------------------------------------------------------------------------
                               FIRST NAME                   MIDDLE INITIAL            LAST NAME

          Registered Office    131 S. Dearborn St., 30th Floor
                               ---------------------------------------------------------------------------
                               NUMBER          STREET       SUITE NO. (A.P.O. BOX ALONE IS NOT ACCEPTABLE)

                               Chicago                      60603                     Cook
                               ---------------------------------------------------------------------------
                               CITY                         ZIP CODE                  COUNTY

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.  The above change was authorized by: ("X" ONE BOX ONLY)
    a.  / /  By resolution duly adopted by the board of directors.     (NOTE 5)

    b.  /X/  By action of the registered agent.                        (NOTE 6)

NOTE: When the registered agent changes, the signatures of both president and secretary are required.

7.  (IF AUTHORIZED BY THE BOARD OF DIRECTORS, SIGN HERE. SEE NOTE 5)
    The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated                                   ,
        ------------------------------    -------        -------------------------------------------------
               (MONTH & DAY)               (YEAR)                    (EXACT NAME OF CORPORATION)
attested by                                           by
            ----------------------------------------     -------------------------------------------------
              (SIGNATURE OF SECRETARY OR ASSISTANT          (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)
                            SECRETARY)

            ----------------------------------------     -------------------------------------------------
                  (TYPE OR PRINT NAME AND TITLE)                   (TYPE OR PRINT NAME AND TITLE)

(IF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT, SIGN HERE. SEE NOTE 6)
    The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated     March 28                     ,  2003       /s/ Shayle P. Fox
        ------------------------------   -------    -----------------------------------------------------
               (MONTH & DAY)              (YEAR)          (SIGNATURE OF REGISTERED AGENT OF RECORD)

                                      NOTES
1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.  A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of REGISTERED AGENT must be by resolution adopted by the board of directors. This statement must then be signed by the president (OR VICE-PRESIDENT) and by the secretary (OR AN ASSISTANT SECRETARY).

6. The registered agent may report a change of the REGISTERED OFFICE of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.